Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports EPS of $0.22, Operating EPS

of $0.29 for Q4 2022
MIAMI – January 26, 2023 – USCB Financial Holdings, Inc. (the “Company”) (NASDAQ: USCB) , the holding company for U.S.
Century Bank

(the “Bank”),

reported net

income of

$4.4 million

or $0.22

per diluted

share for

the three

months ended

December 31,
2022, compared with net income of $5.7 million or $0.30 per diluted share, for the same period in 2021.

Near quarter

end, the

Bank executed

a portfolio

restructuring strategy

which resulted

in a

sale
of $17.0

million of

its lower-yielding
available-for-sale securities for

an after-tax

loss of $1.5

million or $0.07

EPS in the quarter.

Proceeds from the

sale will be reinvested
in securities and loans currently yielding, on average, 430-460 basis points higher than the securities that were sold. The loss on sale of
securities

is

expected

to

have

a

nominal

impact

on

tangible

book

value,

as

such

loss

was

previously

reflected

in

capital

through
accumulated other comprehensive income

(AOCI).

Additionally, the

reinvestment from the sale proceeds

into higher yielding earning
assets will have a $0.03 EPS positive impact on 2023 earnings.
Excluding gain (loss) from

the sale of securities, Non-GAAP

Operating net income was

$5.9 million or $0.29

per diluted share for

the
fourth quarter ended December 31, 2022, compared to $5.6 million or $0.30 per diluted share, for the same period in 2021.

"Despite a challenging operating environment, 2022 afforded

us extraordinary opportunities for growth and profitability.

While a soft
landing for

the economy

is expected

in 2023,

we are

taking a

prudent approach

with our

balance sheet

by limiting

growth in

certain
assets, maintaining

appropriate capital

and reserve

levels, managing

liquidity,

and preparing

for a

range of

economic scenarios.”

said
Luis de la Aguilera, President and Chief Executive Officer.

Unless otherwise stated, all percentage

comparisons in the bullet points

below are calculated for

the quarter ended December 31,

2022
compared to the quarter ended December 31, 2021 and annualized where appropriate.
Profitability
• Annualized return on average assets for the quarter ended December 31, 2022 was 0.86% compared to 1.23% for the fourth quarter of 2021.

Non-GAAP Operating

return on assets

for the

quarter ended

December 31, 2022

was 1.14%

compared to

1.22% for

the
fourth quarter of 2021.
•
Annualized return

on average stockholders’

equity for the

quarter ended December

31, 2022 was

9.91%

compared to 11.08

%

for
the fourth quarter of 2021. Non-GAAP Operating return on equity for the quarter ended

December 31, 2022 was 13.23% compared
to 11.03% for the fourth quarter of 2021.
•
The efficiency ratio for the quarter

ended December 31, 2022 was 59.81%

compared to 55.74% for the

fourth quarter of 2021. Non-
GAAP Operating efficiency ratio for the quarter ended December 31, 2022 was 53.46% compared to 55.85% for the fourth quarter of 2021.
•
Net interest margin increased to 3.45% for the quarter ended December 31, 2022 compared to 3.19% for the fourth quarter of 2021.
•
Net interest income

before provision

for credit

losses was $16.

9

million for

the quarter ended

December 31, 2022,

an increase of
$2.8 million or 19.8% compared to the fourth quarter of 2021.
Balance Sheet
•
Total assets were $2.1 billion at December 31, 2022, representing an increase of $231.9 million or 12.5% from December 31, 2021.
• Total loans were $1.5 billion at December 31, 2022, representing an increase of $317.3 million or 26.7% from December 31, 2021.
•
Total

deposits were

$1.8

billion at

December 31, 2022,

representing an

increase of

$238.9 million

or 15.0%

from December 31,
2021.

•
Total

stockholders’

equity

was

$182.4 million

at

December 31,

2022,

representing

a

decrease

of

$21.5

million

or

10.5%

from
December 31, 2021. Total stockholders’ equity includes

unrealized security losses

of $44.8 million

at December 31, 2022

compared
to unrealized security loss of $2.5 million at December 31, 2021.
Asset Quality
•
The allowance for

credit losses

increased by $2.4

million to $17.5 million

at December 31, 2022

from $15.1 million

at December 31,
2021.
•
The allowance for credit losses represented 1.16% of total loans at December

31, 2022 compared to 1.27% at December 31, 2021.

•
Non-performing loans to total loans was 0.00% at December 31,

2022 compared to 0.10% at December 31, 2021.
Non-interest Income and Non-interest Expense
•
Non-interest

income was negative

$0.1 million

for the

three months

ended December 31, 2022

compared to

$2.6 million

for the
same

period

in

2021.

Non-interest

income

was

negative

in

the

fourth

quarter

of 2022

due

to

a

$2.0

million

loss

on

the

sale

of
securities.

•
Non-interest

expense

was

$10.0 million

for

the

three

months

ended

December 31,

2022,

an

increase

of

$0.7

million

or

7.5%
compared to the same period in 2021.

Capital
• As of December 31, 2022,
total risk-based capital ratios for the Company and the Bank were 13.65% and 13.58%,

respectively.
•
Tangible

book value

per common

share of

$9.12 was

negatively affected

by $2.24

due to

after tax

unrealized security

losses of
$44.8 million at

December 31, 2022. At

December 31, 2021, tangible

book value of

$10.20 was negatively

affected by $0.

13 due
to $2.5 million after tax unrealized security losses.
Conference Call and Webcast

The Company will

host a conference

call on Friday,

January 27, 2023,

at 9:00 a.m. Eastern

Time to

discuss the Company’s

unaudited
financial results for the quarter ended December 31, 2022. To access the conference call, dial (866) 652-5200 (U.S. toll-free) and ask to join the USCB Financial Holdings Call.

Additionally,

interested

parties can

listen to

a live

webcast

of the

call in

the “Investor

Relations” section

of the

Company’s

website
at www.uscentury.com

.

An archived version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial Holdings, Inc.

is the bank holding company for

U.S. Century Bank. Established in 2002,

U.S. Century Bank is one of
the largest community banks headquartered in

Miami, and one of

the largest community banks in

the state of Florida.

U.S. Century Bank
is rated 5-Stars by BauerFinancial, the nation’s leading independent bank rating firm. U.S. Century Bank offers customers a wide range of

financial

products

and

services

and

supports

numerous

community

organizations,

including

the

Greater

Miami

Chamber

of
Commerce, the South

Florida Hispanic Chamber

of Commerce, and

ChamberSouth. For more

information or to

find a banking

center
near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings

release may contain

statements that are

not historical in

nature and are

intended to be,

and are hereby

identified as,

forward-
looking statements for

purposes of the safe

harbor provided by

Section 21E of

the Securities Exchange

Act of 1934,

as amended. The
words “may,”

“will,” “anticipate,” “should,”

“would,” “believe,”

“contemplate,” “expect,”

“aim,” “plan,”

“estimate,” “continue,”

and
“intend,”

as

well

as

other

similar

words

and

expressions

of

the

future,

are

intended

to

identify

forward-looking

statements.

These
forward-looking

statements

include

statements

related

to

our

projected

growth,

anticipated

future

financial

performance,

and
management’s long-term performance goals, as

well as

statements relating to

the anticipated effects

on results of

operations and financial
condition from expected

developments or events,

or business

and growth strategies,

including anticipated internal

growth and the

balance
sheet restructuring.
These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from
those anticipated in such statements. Potential risks and uncertainties include,

but are not limited to:

•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
• the continuation of the COVID-19 pandemic and its impact on us, our employees, customers and third-party service providers, and the ultimate extent of the impact of the pandemic and related government stimulus programs;
•
our ability to successfully manage interest rate risk, credit risk, liquidity risk,

and other risks inherent to our industry;
•
the

accuracy

of

our

financial

statement

estimates

and

assumptions,

including

the

estimates

used

for

our

credit

loss

reserve

and
deferred tax asset valuation allowance;
•
the efficiency and effectiveness of our internal

control environment;
•
our ability to comply with

the extensive laws and

regulations to which we are

subject, including the laws for

each jurisdiction where
we operate;
• legislative or regulatory changes and changes in accounting principles, policies, practices or guidelines, including the effects of the forthcoming implementation of the Current Expected Credit Losses (“CECL”)

standard;
•
the effects of

our lack of

a diversified loan

portfolio and concentration in

the South Florida

market, including the

risks of geographic,
depositor, and industry concentrations, including

our concentration in loans secured by real estate;
• effects of climate change
• the concentration of ownership of our common stock;
• fluctuations in the price of our common stock;
•
our ability to

fund or access

the capital markets

at attractive rates

and terms and

manage our growth,

both organic

growth as well
as growth through other means, such as future acquisitions;
•
inflation, interest rate, unemployment rate, market, and monetary fluctuations;
• impacts of international hostilities and geopolitical events
•
increased competition and its effect on the pricing of our products and services as well as our margin;
•
the effectiveness

of our risk management

strategies, including operational

risks, including, but

not limited to, client,

employee, or
third-party fraud and security breaches; and
•
other risks described in this earnings release and other filings we make with the

Securities and Exchange Commission (“SEC”).
All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from

expectations. Therefore, you

are cautioned not

to place undue

reliance on any

forward-looking statements. Further,
forward-looking

statements included

in this

earnings release

are made

only as

of the

date hereof,

and we

undertake no

obligation

to
update or

revise any

forward-looking statement

to reflect

events or

circumstances after

the date

on which

the statement

is made

or to
reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws.

You should also review the risk
factors described in the reports the Company filed or will file with the SEC and, for periods prior to the completion of the bank holding company reorganization in December 2021, the Bank

filed with the FDIC.
Non-GAAP Financial Measures
This earnings

release includes financial

information determined by

methods other than

in accordance with

generally accepted accounting
principles (“GAAP”). This financial

information includes certain

operating performance measures. Management

has included these

non-
GAAP

measures

because

it

believes

these

measures

may

provide

useful

supplemental

information

for

evaluating

the

Company’s
underlying

performance

trends. Further,

management

uses these

measures

in managing

and

evaluating

the

Company’s

business

and
intends to

refer to

them in

discussions about

our operations

and performance.

Operating performance

measures should

be viewed

in
addition

to,

and

not

as

an

alternative

to

or

substitute

for,

measures

determined

in

accordance

with

GAAP,

and

are

not

necessarily
comparable

to non-GAAP measures that

may be presented

by other companies.

To

the extent applicable,

reconciliations of these

non-
GAAP measures to the most directly

comparable GAAP measures can be

found in the ‘Non-GAAP Reconciliation

Tables’ included

in
the exhibits

to this earnings release.
All numbers included in this press release are unaudited unless otherwise noted.
Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended December 31, Twelve Months Ended December 31,
2022 2021 2022 2021
Interest income:
Loans, including fees $ 17,836 $ 12,786 $ 60,825 $ 48,730
Investment securities 2,306 2,216 9,346 7,886
Interest-bearing deposits in financial institutions 455 29 929 106
Total interest income 20,597 15,031 71,100 56,722
Interest expense:
Interest-bearing checking 34 14 86 59
Savings and money market accounts 2,866 510 5,173 2,082
Time deposits 616 292 1,509 1,531
FHLB advances and other borrowings 215 139 671 554
Total interest expense 3,731 955 7,439 4,226
Net interest income before provision for credit losses 16,866 14,076 63,661 52,496
Provision for credit losses 880 - 2,495 (160)
Net interest income after provision for credit losses 15,986 14,076 61,166 52,656
Non-interest income:

Service fees 1,093 961 4,010 3,609
Gain (loss) on sale of securities available for sale, net (1,989) 35 (2,529) 214
Gain on sale of loans held for sale, net 205 107 891 1,626
Gain on sale of other assets - 983 - 983
Loan settlement - - 161 2,500
Other non-interest income 568 558 2,695 1,766
Total non-interest income (123) 2,644 5,228 10,698
Non-interest expense:

Salaries and employee benefits 6,080 5,634 23,943 21,438
Occupancy 1,256 1,267 5,058 5,257
Regulatory assessments and fees 222 93 930 783
Consulting and legal fees 371 539 1,890 1,454
Network and information technology services 483 268 1,806 1,466
Other operating expense 1,602 1,518 5,682 5,279
Total non-interest expense 10,014 9,319 39,309 35,677
Net income before income tax expense 5,849 7,401 27,085 27,677
Income tax expense 1,415 1,751 6,944 6,600
Net income 4,434 5,650 20,141 21,077
Preferred stock dividend - - - 2,077
Exchange and redemption of preferred shares - - - 89,585
Net income (loss) available to common stockholders $ 4,434 $ 5,650 $ 20,141 $ (70,585)
Per share information:
Net income (loss) per common share, basic $ 0.22 $ 0.30 $ 1.01 $ (6.72)
Net income (loss) per common share, diluted $ 0.22 $ 0.30 $ 1.00 $ (6.72)
Weighted average shares outstanding:

Common share, basic 20,000,753 18,913,914 19,999,323 10,507,530
Common share, diluted 20,172,438 19,023,686 20,176,838 10,507,530

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021
Income statement data:
Net interest income $ 16,866 $ 16,774 $ 15,642 $ 14,379 $ 14,076
Provision for credit losses 880 910 705 - -
Net interest income after provision for credit losses 15,986 15,864 14,937 14,379 14,076
Service fees 1,093 934 1,083 900 961
Gain (loss) on sale of securities available for sale, net (1,989) (558) (3) 21 35
Gain on sale of loans held for sale, net 205 330 22 334 107
Gain on sale of other assets - - - - 983
Loan settlement - - - 161 -
Other income 568 1,083 515 529 558
Total non-interest income (123) 1,789 1,617 1,945 2,644
Salaries and employee benefits 6,080 6,075 5,913 5,875 5,634
Occupancy 1,256 1,281 1,251 1,270 1,267
Regulatory assessments and fees 222 269 226 213 93
Consulting and legal fees 371 604 398 517 539
Network and information technology services 483 488 448 387 268
Other operating expense 1,602 1,415 1,315 1,350 1,518
Total non-interest expense 10,014 10,132 9,551 9,612 9,319
Net income before income tax expense 5,849 7,521 7,003 6,712 7,401
Income tax expense 1,415 1,963 1,708 1,858 1,751
Net income 4,434 5,558 5,295 4,854 5,650
Preferred stock dividend - - - - -
Net income available to common stockholders $ 4,434 $ 5,558 $ 5,295 $ 4,854 $ 5,650
Per share information:
Net income per common share, basic $ 0.22 $ 0.28 $ 0.26 $ 0.24 $ 0.30
Net income per common share, diluted $ 0.22 $ 0.28 $ 0.26 $ 0.24 $ 0.30
Balance sheet data (at period-end):

Cash and cash equivalents $ 54,168 $ 73,326 $ 83,272 $ 94,113 $ 46,228
Securities available-for-sale $ 230,140 $ 248,571 $ 339,464 $ 392,214 $ 401,542
Securities held-to-maturity $ 188,699 $ 178,865 $ 116,671 $ 122,361 $ 122,658
Total securities $ 418,839 $ 427,436 $ 456,135 $ 514,575 $ 524,200
Loans held for investment
(1)
$ 1,507,338 $ 1,431,513 $ 1,372,733 $ 1,258,388 $ 1,190,081
Allowance for credit losses $ (17,487) $ (16,604) $ (15,786) $ (15,074) $ (15,057)
Total assets $ 2,085,834 $ 2,037,453 $ 2,016,086 $ 1,967,252 $ 1,853,939
Non-interest-bearing deposits $ 629,776 $ 662,808 $ 653,708 $ 656,622 $ 605,425
Interest-bearing deposits $ 1,199,505 $ 1,133,834 $ 1,085,012 $ 1,056,672 $ 984,954
Total deposits $ 1,829,281 $ 1,796,642 $ 1,738,720 $ 1,713,294 $ 1,590,379
FHLB advances and other borrowings $ 46,000 $ 26,000 $ 66,000 $ 36,000 $ 36,000
Total liabilities $ 1,903,406 $ 1,860,036 $ 1,836,018 $ 1,775,213 $ 1,650,042
Total stockholders' equity $ 182,428 $ 177,417 $ 180,068 $ 192,039 $ 203,897
Capital ratios:

Leverage ratio 9.61% 9.48% 9.43% 9.47% 9.55%
Common equity tier 1 capital 12.53% 12.56% 12.65% 13.35% 13.70%
Tier 1 risk-based capital 12.53% 12.56% 12.65% 13.35% 13.70%
Total risk-based capital

13.65% 13.65% 13.74% 14.49% 14.92%
(1)

Loan amounts include deferred fees/costs.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS, AND OTHER DATA

(UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021
Average balance sheet data:
Cash and cash equivalents $ 61,892 $ 77,887 $ 80,254 $ 99,911 $ 87,819
Securities available-for-sale $ 242,144 $ 331,206 $ 370,933 $ 385,748 $ 374,589
Securities held-to-maturity $ 184,459 $ 116,733 $ 120,130 $ 122,381 $ 114,108
Total securities $ 426,603 $ 447,939 $ 491,063 $ 508,129 $ 488,697
Loans held for investment
(1)
$ 1,456,780 $ 1,398,761 $ 1,296,476 $ 1,211,432 $ 1,158,755
Total assets $ 2,051,867 $ 2,026,791 $ 1,968,381 $ 1,913,484 $ 1,828,037
Interest-bearing deposits $ 1,150,049 $ 1,107,129 $ 1,071,709 $ 1,023,844 $ 958,241
Non-interest-bearing deposits $ 653,820 $ 655,853 $ 644,975 $ 626,400 $ 603,735
Total deposits $ 1,803,869 $ 1,762,982 $ 1,716,684 $ 1,650,244 $ 1,561,976
FHLB advances and other borrowings $ 37,500 $ 43,935 $ 36,330 $ 36,011 $ 36,000
Total liabilities $ 1,874,311 $ 1,841,503 $ 1,781,784 $ 1,711,624 $ 1,625,675
Total stockholders' equity $ 177,556 $ 185,288 $ 186,597 $ 201,860 $ 202,362
Performance ratios:
Return on average assets
(2)
0.86% 1.09% 1.08% 1.03% 1.23%
Return on average equity
(2)
9.91% 11.90% 11.38% 9.75% 11.08%
Net interest margin
(2)
3.45% 3.47% 3.37% 3.22% 3.19%
Non-interest income to average assets
(2)
(0.02)% 0.35% 0.33% 0.41% 0.57%
Efficiency ratio
(3)
59.81% 54.58% 55.34% 58.88% 55.74%
Loans by type (at period end):
(4)
Residential real estate $ 185,636 $ 186,551 $ 203,662 $ 204,317 $ 201,359
Commercial real estate $ 970,410 $ 928,531 $ 843,445 $ 782,072 $ 704,988
Commercial and industrial $ 126,984 $ 121,145 $ 131,271 $ 134,832 $ 146,592
Foreign banks $ 93,769 $ 94,450 $ 84,770 $ 63,985 $ 59,491
Consumer and other

$ 130,429 $ 100,845 $ 109,250 $ 73,765 $ 79,229
Asset quality data:

Allowance for credit losses to total loans 1.16% 1.16% 1.15% 1.20% 1.27%
Allowance for credit losses to non-performing loans - % - % - % - % 1,265%
Non-accrual loans less non-accrual TDRs - - - - 1,190
Non-accrual TDRs - - - - -
Loans over 90 days past due and accruing - - - - -
Total non-performing loans
(5)
- - - - 1,190
Non-performing loans to total loans - % - % - % - % 0.10%
Non-performing assets to total assets - % - % - % - % 0.06%
Net charge-offs (recoveries of) to average loans
(2)
(0.00)% 0.03% (0.00)% (0.01)% (0.05)%
Net charge-offs (recovery of) credit losses (2) 91 (7) (17) (157)
Interest rates and yields:
(2)

Loans 4.86% 4.53% 4.35% 4.35% 4.32%
Investment securities

2.13% 1.94% 2.04% 1.85% 1.81%
Total interest-earning assets 4.21% 3.82% 3.60% 3.43% 3.41%
Deposits 0.77% 0.34% 0.21% 0.20% 0.21%
FHLB advances and other borrowings 2.27% 1.63% 1.53% 1.54% 1.51%
Total interest-bearing liabilities 1.25% 0.59% 0.38% 0.37% 0.38%
Other information:
Full-time equivalent employees 191 191 192 190 187
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts for total non-performing loans and total non-performing assets are the same for the dates presented since there were no impaired investments or other
real estate owned (OREO) recorded.

USCB FINANCIAL HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended December 31,
2022 2021
Average

Balance Interest Yield/Rate
(1)
Average

Balance Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans
(2)
$ 1,456,780 $ 17,836 4.86% $ 1,158,755 $ 12,786 4.32%
Investment securities
(3)
429,020 2,306 2.13% 490,797 2,216 1.81%
Other interest-earnings assets 53,717 455 3.36% 80,170 29 0.14%
Total interest-earning assets 1,939,517 20,597 4.21% 1,729,722 15,031 3.41%
Non-interest-earning assets 112,350

98,315

Total assets $ 2,051,867 $ 1,828,037
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing checking $ 61,976 34 0.22% $ 56,558 14 0.10%
Saving and money market deposits 871,269 2,866 1.31% 673,993 510 0.30%
Time deposits 216,804 616 1.13% 227,690 292 0.51%
Total interest-bearing deposits 1,150,049 3,516 1.21% 958,241 816 0.34%
FHLB advances and other borrowings 37,500 215 2.27% 36,000 139 1.51%
Total interest-bearing liabilities 1,187,549 3,731 1.25% 994,241 955 0.38%
Non-interest-bearing demand deposits 653,820

603,735

Other non-interest-bearing liabilities 32,942 27,699
Total

liabilities
1,874,311

1,625,675

Stockholders' equity 177,556 202,362
Total liabilities and stockholders' equity $ 2,051,867

$ 1,828,037

Net interest income $ 16,866 $ 14,076
Net interest spread
(4)
2.96% 3.03%
Net interest margin
(5)
3.45% 3.19%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes FHLB stock.
(4)

Net interest spread is the average yield on total interest-earning assets minus the average rate on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021
Pre-tax pre-provision ("PTPP") income:
Net income $ 4,434 $ 5,558 $ 5,295 $ 4,854 $ 5,650
Plus: Provision for income taxes 1,415 1,963 1,708 1,858 1,751
Plus: Provision for credit losses 880 910 705 - -
PTPP income $ 6,729 $ 8,431 $ 7,708 $ 6,712 $ 7,401
PTPP return on average assets:

PTPP income $ 6,729 $ 8,431 $ 7,708 $ 6,712 $ 7,401
Average assets $ 2,051,867 $ 2,026,791 $ 1,968,381 $ 1,913,484 $ 1,828,037
PTPP return on average assets
(1)
1.30% 1.65% 1.57% 1.42% 1.61%

Operating net income:
Net income $ 4,434 $ 5,558 $ 5,295 $ 4,854 $ 5,650
Less: Net gains (losses) on sale of securities (1,989) (558) (3) 21 35
Less: Tax effect on sale of securities 504 141 1 (5) (9)
Operating net income $ 5,919 $ 5,975 $ 5,297 $ 4,838 $ 5,624

Operating PTPP income:
PTPP income $ 6,729 $ 8,431 $ 7,708 $ 6,712 $ 7,401
Less: Net gains (losses) on sale of securities (1,989) (558) (3) 21 35
Operating PTPP income $ 8,718 $ 8,989 $ 7,711 $ 6,691 $ 7,366
Operating PTPP return on average assets:

Operating PTPP income $ 8,718 $ 8,989 $ 7,711 $ 6,691 $ 7,366
Average assets $ 2,051,867 $ 2,026,791 $ 1,968,381 $ 1,913,484 $ 1,828,037
Operating PTPP return on average assets
(1)
1.69% 1.76% 1.57% 1.42% 1.60%

Operating return on average assets:
Operating net income $ 5,919 $ 5,975 $ 5,297 $ 4,838 $ 5,624
Average assets $ 2,051,867 $ 2,026,791 $ 1,968,381 $ 1,913,484 $ 1,828,037
Operating return on average assets
(1)
1.14% 1.17% 1.08% 1.03% 1.22%
Operating return on average equity:
Operating net income $ 5,919 $ 5,975 $ 5,297 $ 4,838 $ 5,624
Average equity 177,556 185,288 186,597 201,860 202,362
Operating return on average equity

13.23% 12.79% 11.39% 9.72% 11.03%
Operating Revenue:

Net interest income
$ 16,866

$ 16,774

$ 15,642

$ 14,379

$ 14,076

Non-interest income

(123) 1,789 1,617 1,945 2,644

Less: Net gains (losses) on sale of securities
(1,989) (558) (3) 21 35

Operating revenue
18,732 19,121 17,262 16,303 16,685
Operating Efficiency Ratio:

Total non-interest expense
$ 10,014

$ 10,132

$ 9,551

$ 9,612

$ 9,319

Operating revenue
18,732 19,121 17,262 16,303 16,685

Operating efficiency ratio
53.46% 52.99% 55.33% 58.96% 55.85%
(1)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity $ 182,428 $ 177,417 $ 180,068 $ 192,039 $ 203,897
Less: Intangible assets - - - - -
Tangible stockholders' equity $ 182,428 $ 177,417 $ 180,068 $ 192,039 $ 203,897
Total shares issued and outstanding (at period-end):

Common shares 20,000,753 20,000,753 20,000,753 20,000,753 19,991,753
Total common shares issued and outstanding 20,000,753 20,000,753 20,000,753 20,000,753 19,991,753
Tangible book value per common share
(2)
$ 9.12 $ 8.87 $ 9.00 $ 9.60 $ 10.20

Operating diluted net income per common share:
(1)
Operational Net Income $ 5,919 $ 5,975 $ 5,297 $ 4,838 $ 5,624
Total weighted average diluted common stock 20,172,438 20,148,208 20,171,261 20,109,783 19,023,686
Operating diluted net income per common share: $ 0.29 $ 0.30 $ 0.26 $ 0.24 $ 0.30
Tangible Common Equity/Tangible Assets

Tangible stockholders' equity
182,428 177,417 180,068 192,039 203,897

Tangible Assets
2,085,834 2,037,453 2,016,086 1,967,252 1,853,939
Tangible Common Equity/Tangible Assets 8.75% 8.71% 8.93% 9.76% 11.00%
(1)

The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings power

of the Company.
(2)

Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.